MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III     Two World Trade Center

LETTER TO THE SHAREHOLDERS January 31, 2001                  New York, New York 10048

DEAR SHAREHOLDER:

The 12-month period ended January 31, 2001, was a very volatile and difficult one for high-yield investors. The high-yield market, which had been mired in one of its worst slumps in history, had an especially difficult time during the fall. Pessimism ran high among the financial markets during this period as the U.S. economy slowed and recession concerns mounted. From September through November, the Nasdaq declined more than 35 percent. Other factors contributing to the high-yield market's decline were a rise in default rates, a long unresolved presidential election and poor earnings announcements by many high-yield issuers. The high-yield market was further hurt by significant investor outflows from high-yield mutual funds. Calendar year 2000 represented the first full year of outflows since 1990.

During this period, credit spreads in the high-yield market relative to U.S. Treasury securities approached their all-time highest levels. Spreads also continued to widen within the high-yield sector as investors gravitated toward the relatively higher-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds held up significantly better than lower-rated bonds.

Fortunately, the high-yield market's performance improved in December as Federal Reserve Board Chairman Alan Greenspan stated that the Fed was ready to ease interest rates if the economy continued to show weakness. His comments led the fixed-income markets higher. The Fed officially cut interest rates twice in January for a total of 100 basis points. Investors responded positively to the Fed's actions and began to put money back into high-yield mutual funds, which led to one of the best performance months in the sector's history. While the fiscal year ended on a positive note it should be noted that the default rate remains high and fears of a recession still exist. Consequently, it would be premature to assume that the market's difficulties are completely over.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PERFORMANCE

For the 12-month period ended January 31, 2001, Morgan Stanley Dean Witter High Income Advantage Trust III produced a total return of -32.16 percent, based on a change in net asset value (NAV) and reinvestment of distributions totaling $0.64 per share. For the same period, the Trust's total return was 11.05 percent, based on a change in its market price on the New York Stock Exchange (NYSE) and reinvestment of distributions.

As we have stated in recent shareholder reports, the high-yield market has been mired in one of its worst slumps in more than a decade. As a result, the default rates among high-yield debt issuers have risen and this in turn has affected holders of high-yield debt, including the Trust. In order to take into account the effects of these factors on the high-yield market in general and the Trust's portfolio in particular, the Trust has had to adjust its dividend rate downward in order to match the current income level of the Trust's portfolio holdings. The distribution rate of the Trust's shares has been lowered to $0.035 per share. The previous dividend rate was $0.050 per share. The new dividend rate is effective with the dividend declared on February 21, 2001, and payable March 23, 2001.

PORTFOLIO STRATEGY

As a result of the substantial weakness in the high-yield market, in which bond prices declined sharply and yields rose dramatically, the Trust's core position in the B-rated sector was adversely affected. In particular, its allocation to the telecommunication sector detracted from results. This sector was hard hit as a number of high-yield security issuers announced poor earnings. The Trust's low exposure to the energy sector also hurt performance, as this sector continued to be a safe haven for investors and declined less than the overall market.

The Trust's management team is working to restructure portions of the Trust's portfolio so that certain current holdings can be eliminated in favor of other high yield bonds which we believe offer competitive income with lower credit risk. Management believes that a repositioning strategy that concentrates on a strong level of income balanced by considerations of lower credit risk and overall long-term return will, in the future, better serve and benefit our shareholders. Therefore, we plan to increase portfolio diversification with a modest increase in the number of holdings and with greater industry diversification. As opportunities arise, we also expect to invest in more BB-rated securities on behalf of the Trust, because we believe that this sector offers good long-term value.

From an industry perspective, we view the telecommunications sector as a potentially rewarding investment opportunity over the long term, given the worldwide trend toward providing expanded global telecommunications services. The combination of growth prospects for the industry over the

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III next few years, along with the likelihood of the formation of strategic partnerships, provides a good backdrop for revenue growth, better profitability and future credit improvement.

LOOKING AHEAD

While the past two years have been difficult ones for investors in the high-yield arena, we believe that the sector currently represents unusual value, as credit spreads are much wider than the historical averages. For the high-yield market to enjoy sustained improvement it will be important to see investment inflows continue. Further easing by the Federal Reserve and an improved economic outlook would also be supportive. Through careful credit analysis and active management we believe that, over the long term, the high-yield market will once again reward investors with attractive yields and competitive total returns.

In January, Steven F. Esser, Robert E. Angevine, Gordon W. Loery and Deanna L. Loughnane were named primary portfolio managers of Morgan Stanley Dean Witter High Income Advantage Trust III. Mr. Esser is a Managing Director of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Manager, as well as a Managing Director of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager. Mr. Angevine is a Principal of the Investment Manager as well as a Principal of MAS. Mr. Loery is a Principal of the Investment Manager as well as a Principal of MAS. Messrs. Esser, Angevine and Loery have been managing portfolios for MAS and its investment advisory affiliates for more than five years. Ms. Loughnane is a Principal of the Investment Manager as well as a Principal of MAS. She has been managing portfolios for MAS and its investment advisory affiliates since 1997, prior to which she was a Vice President and Senior Corporate Bond Analyst for Putnam Investments (1993 - 1997).

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001

PRINCIPAL
AMOUNT IN                                          COUPON     MATURITY
THOUSANDS                                           RATE        DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (86.5%)
            Aerospace & Defense (2.1%)
$    300    Loral Space & Communications
             Ltd. ..............................   9.50%      01/15/06    $   231,000
     500    Sabreliner Corp. -- 144A*...........  11.00       06/15/08        400,000
                                                                          -----------
                                                                              631,000
                                                                          -----------
            Broadcast/Media (0.7%)
     300    Tri-State Outdoor Mediagroup,
             Inc. ..............................  11.00       05/15/08        216,000
                                                                          -----------

            Broadcasting (1.2%)
     200    STC Broadcasting, Inc. .............  11.00       03/15/07        185,000
     250    XM Satellite Radio Holdings Inc. ...  14.00       03/15/10        180,000
                                                                          -----------
                                                                              365,000
                                                                          -----------
            Cable/Satellite TV (2.4%)
     120    Adelphia Communications Corp. ......  10.875      10/01/10        126,600
   3,750    Australis Holdings Property Ltd.
             (Australia) (a)(b).................  15.00       11/01/02            375
     175    British Sky Broadcasting Group
             (United Kingdom)...................   6.875      02/23/09        160,011
     275    Callahan Nordrhein
             Westfalen -- 144A* (Germany).......  14.00       07/15/10        275,000
     500    Knology Holdings, Inc. .............  11.875++    10/15/07        155,000
                                                                          -----------
                                                                              716,986
                                                                          -----------
            Casino/Gaming (7.8%)
   2,800    Aladdin Gaming Capital Corp. (Series
             B).................................  13.50++     03/01/10      1,176,000
   1,500    Fitzgeralds Gaming Corp. (Series B)
             (b)................................  12.25       12/15/04        900,000
     600    Resort At Summerlin (Series B)
             (b)................................  13.00       12/15/07         59,960
     185    Station Casinos, Inc. ..............   9.875      07/01/10        193,325
                                                                          -----------
                                                                            2,329,285
                                                                          -----------
            Cellular Telephone (2.5%)
     200    Dobson/Sygnet Communications........  12.25       12/15/08        211,000
   3,200    Dolphin Telecom PLC
             (United Kingdom)...................  11.50++     06/01/08        480,000
     700    Dolphin Telecom PLC
             (United Kingdom)...................  14.00++     05/15/09         66,500
                                                                          -----------
                                                                              757,500
                                                                          -----------
            Commercial Printing/Forms (0.1%)
     500    Premier Graphics Inc. (b)...........  11.50       12/01/05         25,000
                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001 continued


PRINCIPAL
AMOUNT IN                                          COUPON     MATURITY
THOUSANDS                                           RATE        DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer/Business Services (3.7%)
$    500    Anacomp, Inc. (Series B) (b)........  10.875%     04/01/04    $    70,000
     250    Anacomp, Inc. (Series D) (b)........  10.875      04/01/04         35,000
     718    Comforce Corp. (Series B)...........  15.00+      12/01/09        215,344
   1,500    Comforce Operating, Inc. ...........  12.00       12/01/07        780,000
                                                                          -----------
                                                                            1,100,344
                                                                          -----------
            Containers/Packaging (3.7%)
     500    Berry Plastics Corp. ...............  12.25       04/15/04        445,000
     883    Envirodyne Industries, Inc. ........  10.25       12/01/01        679,910
                                                                          -----------
                                                                            1,124,910
                                                                          -----------
            Diversified Manufacturing (8.5%)
     600    Eagle-Picher Industries, Inc. ......   9.375      03/01/08        402,000
   3,900    Jordan Industries, Inc. (Series
             B).................................  11.75++     04/01/09      2,145,000
                                                                          -----------
                                                                            2,547,000
                                                                          -----------
            Electronic Distributors (0.1%)
   1,000    CHS Electronics, Inc. (a)(b)........   9.875      04/15/05         20,000
                                                                          -----------

            Electronic Equipment/Instruments (1.0%)
     500    High Voltage Engineering, Inc. .....  10.75       08/15/04        300,000
                                                                          -----------

            Electronics/Appliances (0.9%)
   5,000    International Semi-Tech
             Microelectronics, Inc. (Canada)
             (a)(b).............................  11.50       08/15/03         50,000
     250    Windmere-Durable Holdings, Inc. ....  10.00       07/31/08        212,500
                                                                          -----------
                                                                              262,500
                                                                          -----------
            Environmental Services (0.7%)
     200    Allied Waste North America Inc.
             (Series B).........................  10.00       08/01/09        202,000
                                                                          -----------

            Food Distributors (2.1%)
     415    Fleming Companies, Inc. (Series
             B).................................  10.625      07/31/07        315,400
     350    Volume Services America, Inc. ......  11.25       03/01/09        306,250
                                                                          -----------
                                                                              621,650
                                                                          -----------
            Food Retail (0.4%)
     355    Pueblo Xtra International, Inc.
             (Series C).........................   9.50       08/01/03        124,250
                                                                          -----------

            Home Building (0.6%)
     190    Toll Brothers, Inc. ................   8.25       02/01/11        190,000
                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001 continued


PRINCIPAL
AMOUNT IN                                          COUPON     MATURITY
THOUSANDS                                           RATE        DATE         VALUE
-------------------------------------------------------------------------------------
            Hospital/Nursing Management (2.0%)
$    435    HCA -- The Healthcare Co. ..........   8.75%      09/01/10    $   457,838
     150    Tenet Healthcare Corp. .............   8.625      01/15/07        154,500
                                                                          -----------
                                                                              612,338
                                                                          -----------
            Hotels/Resorts/Cruiselines (0.5%)
     500    Epic Resorts LLC (Series B).........  13.00       06/15/05        150,000
                                                                          -----------

            Household/Personal Care (2.6%)
     806    J.B. Williams Holdings, Inc. .......  12.00       03/01/04        789,880
                                                                          -----------

            Industrial Specialties (1.3%)
     300    Indesco International, Inc. (b).....   9.75       04/15/08         51,000
     500    Outsourcing Services Group, Inc.
             (Series B).........................  10.875      03/01/06        325,000
                                                                          -----------
                                                                              376,000
                                                                          -----------
            Internet Software/Services (1.9%)
     500    Cybernet Internet Services Inc. ....  14.00       07/01/09        125,000
     500    Globix Corp. .......................  12.50       02/01/10        225,000
     250    PSINet, Inc. .......................  10.50       12/01/06         68,750
     600    PSINet, Inc. .......................  11.00       08/01/09        165,000
                                                                          -----------
                                                                              583,750
                                                                          -----------
            Medical Specialties (1.2%)
     900    Mediq Inc./PRN Life Support
             Services, Inc. (b).................  11.00       06/01/08          9,000
     500    Universal Hospital Services,
             Inc. ..............................  10.25       03/01/08        350,000
                                                                          -----------
                                                                              359,000
                                                                          -----------
            Movies/Entertainment (0.6%)
     160    Alliance Atlantis Communications,
             Inc. -- 144A* (Canada).............  13.00       12/15/09        165,600
                                                                          -----------

            Office Equipment/Supplies (2.4%)
   1,300    Mosler, Inc. .......................  11.00       04/15/03        715,000
                                                                          -----------

            Other Consumer Specialties (1.7%)
     650    Samsonite Corp. ....................  10.75       06/15/08        507,000
                                                                          -----------

            Restaurants (2.6%)
   6,251    American Restaurant Group Holdings,
             Inc. -- 144A* (c)..................   0.00       12/15/05        250,028
   1,500    FRD Acquisition Corp. (Series B)
             (a)................................  12.50       07/15/04        540,000
                                                                          -----------
                                                                              790,028
                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001 continued


PRINCIPAL
AMOUNT IN                                          COUPON     MATURITY
THOUSANDS                                           RATE        DATE         VALUE
-------------------------------------------------------------------------------------
            Retail -- Specialty (1.7%)
$    300    Pantry, Inc. .......................  10.25%      10/15/07    $   291,000
     250    Petro Stopping Centers L.P. ........  10.50       02/01/07        212,500
                                                                          -----------
                                                                              503,500
                                                                          -----------
            Specialty Telecommunications (10.9%)
   1,000    Birch Telecom Inc. .................  14.00       06/15/08        550,000
     500    DTI Holdings, Inc. (Series B).......  12.50++     03/01/08        160,000
     950    Esprit Telecom Group PLC
             (United Kingdom) (b)...............  11.50       12/15/07         38,000
     500    Esprit Telecom Group PLC
             (United Kingdom) (b)...............  10.875      06/15/08         20,000
   1,800    Firstworld Communications, Inc. ....  13.00++     04/15/08        252,000
     125    GT Group Telecom Inc. (Canada)......  13.25++     02/01/10         53,125
     250    McLeodUSA, Inc. ....................  11.50       05/01/09        258,750
     300    Pac-West Telecomm Inc. .............  13.50       02/01/09        258,000
     200    Primus Telecommunications Group,
             Inc. ..............................  12.75       10/15/09         82,000
     500    Primus Telecommunications Group,
             Inc. (Series B)....................   9.875      05/15/08        205,000
     250    Versatel Telecom International NV
             (Netherlands)......................  13.25       05/15/08        207,500
     200    Viatel, Inc. .......................  12.50++     04/15/08         40,000
     700    Viatel, Inc. .......................  11.25       04/15/08        238,000
     250    Viatel, Inc. (issued 03/19/99)......  11.50       03/15/09         85,000
     300    Viatel, Inc. (issued 12/08/99)......  11.50       03/15/09        102,000
     770    World Access, Inc. (c)..............  13.25       01/15/08        515,899
     250    Worldwide Fiber Inc. (Canada).......  12.00       08/01/09        208,750
                                                                          -----------
                                                                            3,274,024
                                                                          -----------
            Telecommunications (12.5%)
     250    Covad Communications Group, Inc. ...  12.50       02/15/09         87,500
     476    Covad Communications Group, Inc.
             (Series B).........................  13.50++     03/15/08         85,680
     300    Covad Communications Group, Inc.
             (Series B).........................  12.00       02/15/10        102,000
   1,300    e. Spire Communications, Inc. ......  13.75       07/15/07        390,000
     500    Focal Communications Corp. (Series
             B).................................  12.125++    02/15/08        260,000
     250    Hyperion Telecommunication, Inc.
             (Series B).........................  12.25       09/01/04        243,125
     450    Level 3 Communications, Inc. .......   9.125      05/01/08        402,750
     250    MGC Communications, Inc. ...........  13.00       04/01/10        145,000
     500    NEXTLINK Communications LLC.........  12.50       04/15/06        484,999
     390    NTL Communications Corp. ...........  11.875      10/01/10        381,225
     900    Rhythms Netconnections, Inc. .......  12.75       04/15/09        306,000
   1,500    Rhythms Netconnections, Inc. .......  14.00       02/15/10        390,000

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001 continued


PRINCIPAL
AMOUNT IN                                          COUPON     MATURITY
THOUSANDS                                           RATE        DATE         VALUE
-------------------------------------------------------------------------------------
$    250    Startec Global Communications
             Corp. .............................  12.00%      05/15/08    $   125,000
     500    Talton Holdings, Inc. (Series B)....  11.00       06/30/07        365,000
                                                                          -----------
                                                                            3,768,279
                                                                          -----------
            Trucks/Construction/Farm Machinery (2.2%)
     750    J.B. Poindexter & Co., Inc. ........  12.50       05/15/04        675,000
                                                                          -----------

            Wireless Communications (3.9%)
     300    AMSC Acquisition Co., Inc. (Series
             B).................................  12.25       04/01/08        147,000
   4,000    CellNet Data Systems, Inc. (a)(b)...  14.00++     10/01/07         20,000
     500    Globalstar LP/Capital Corp. (b).....  10.75       11/01/04         50,000
     600    Orbcomm Global LP/Capital Corp.
             (Series B) (b).....................  14.00       08/15/04         60,000
   1,000    USA Mobile Communications Holdings,
             Inc. ..............................  14.00       11/01/04        480,000
     500    WinStar Communications, Inc. .......  12.75       04/15/10        405,000
                                                                          -----------
                                                                            1,162,000
                                                                          -----------
            TOTAL CORPORATE BONDS
            (Cost $53,555,992).........................................    25,964,824
                                                                          -----------
NUMBER OF
 SHARES
---------
            COMMON STOCKS (d) (1.1%)
            Apparel/Footwear Retail (0.0%)
 551,830    County Seat Stores, Inc. (c)...............................         4,966
                                                                          -----------

            Foods: Specialty/Candy (0.0%)
     453    SFAC New Holdings Inc. (c).................................           113
      83    SFFB Holdings, Inc. (c)....................................             1
  90,000    Specialty Foods Acquisition Corp. -- 144A*.................           900
                                                                          -----------
                                                                                1,014
                                                                          -----------
            Hotels/Resorts/Cruiselines (0.0%)
   2,000    Motels of America, Inc. -- 144A*...........................           500
                                                                          -----------

            Medical/Nursing Services (0.0%)
 104,665    Raintree Healthcare Corp. (c)..............................           942
                                                                          -----------

            Restaurants (0.0%)
   4,750    American Restaurant Group Holdings, Inc. -- 144A*..........         1,188
                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001 continued


NUMBER OF
 SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
            Specialty Telecommunications (0.4%)
   6,667    Versatel Telecom International NV (ADR) (Netherlands)......   $    94,588
   3,142    World Access, Inc. (c).....................................        11,390
                                                                          -----------
                                                                              105,978
                                                                          -----------
            Telecommunication Equipment (0.0%)
  41,066    FWT, Inc. (Class A) (c)....................................           411
                                                                          -----------

            Textiles (0.0%)
 112,296    United States Leather, Inc. (c)............................         1,123
                                                                          -----------

            Wireless Communications (0.7%)
 176,739    Arch Wireless, Inc. (c)....................................       204,354
   8,395    Vast Solutions, Inc. (Class B1) (c)........................            84
   8,395    Vast Solutions, Inc. (Class B2) (c)........................            84
   8,395    Vast Solutions, Inc. (Class B3) (c)........................            84
                                                                          -----------
                                                                              204,606
                                                                          -----------
            TOTAL COMMON STOCKS
            (Cost $13,541,731).........................................       320,728
                                                                          -----------

            PREFERRED STOCK (0.0%)
            Telecommunication Equipment
 410,666    FWT, Inc. (Series A) (c) (Cost $1,646,356).................         4,107
                                                                          -----------
NUMBER OF                                                    EXPIRATION
WARRANTS                                                        DATE
---------                                                    ----------
            WARRANTS (d) (0.4%)
            Aerospace & Defense (0.1%)
   2,500    Sabreliner Corp. -- 144A*.....................    04/15/03         25,000
                                                                          -----------

            Broadcasting (0.0%)
     250    XM Satellite Radio Holdings Inc. -- 144A*.....    03/15/10         12,500
                                                                          -----------

            Casino/Gaming (0.0%)
  23,000    Aladdin Gaming Enterprises, Inc. -- 144A*.....    03/01/10            230
     500    Resort At Summerlin -- 144A*..................    12/15/07              5
                                                                          -----------
                                                                                  235
                                                                          -----------
            Hotels/Resorts/Cruiselines (0.0%)
     500    Epic Resorts LLC -- 144A*.....................    06/15/05              5
                                                                          -----------

            Internet Software/Services (0.0%)
     500    Cybernet Internet Services Inc. -- 144A*......    07/01/09          2,500
                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001 continued


NUMBER OF                                                    EXPIRATION
WARRANTS                                                        DATE         VALUE
-------------------------------------------------------------------------------------
            Specialty Telecommunications (0.3%)
   1,000    Birch Telecom Inc. -- 144A*...................    06/15/08    $    55,000
   2,500    DTI Holdings Inc. -- 144A*....................    03/01/08             25
   1,800    Firstworld Communications, Inc. -- 144A*......    04/15/08         27,000
     125    GT Group Telecom Inc. -- 144A* (Canada).......    02/01/10          6,875
                                                                          -----------
                                                                               88,900
                                                                          -----------
            Telecommunications (0.0%)
     250    Startec Global Communications
             Corp. -- 144A*...............................    05/15/08            163
                                                                          -----------

            Wireless Communications (0.0%)
     300    Motient Corp. -- 144A*........................    04/01/08          3,000
                                                                          -----------

            TOTAL WARRANTS (Cost $301,360).............................       132,303
                                                                          -----------
PRINCIPAL
AMOUNT IN                                          COUPON     MATURITY
THOUSANDS                                           RATE        DATE
---------                                         --------   ----------
            SHORT-TERM INVESTMENT (e) (7.6%)
            U.S. GOVERNMENT AGENCY
$  2,300    Student Loan Marketing Assoc.
             (Cost $2,300,000)..................   5.58%      02/01/01      2,300,000
                                                                          -----------

            TOTAL INVESTMENTS
            (Cost $71,345,439) (f)...........................     95.6%    28,721,962

            OTHER ASSETS IN EXCESS OF LIABILITIES..............    4.4      1,310,055
                                                                 -----    -----------

            NET ASSETS........................................   100.0%   $30,032,017
                                                                 =====    ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2001 continued


---------------------

ADR  American Depository Receipt.
 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
++   Currently a zero coupon bond and will pay interest at the
     rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing securities.
(e)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(f)  The aggregate cost for federal income tax purposes
     approximates the aggregate cost for book purposes. The
     aggregate gross unrealized appreciation is $253,468 and the aggregate gross unrealized depreciation is $42,876,945,
     resulting in net unrealized depreciation of $42,623,477.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
ASSETS:
Investments in securities, at value
 (cost $71,345,439).........................................  $ 28,721,962
Cash........................................................        12,804
Receivable for:
    Investments sold........................................     1,839,461
    Interest................................................       942,271
Prepaid expenses and other assets...........................         2,264
                                                              ------------

    TOTAL ASSETS............................................    31,518,762
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     1,408,778
    Investment management fee...............................        19,941
Accrued expenses and other payables.........................        58,026
                                                              ------------

    TOTAL LIABILITIES.......................................     1,486,745
                                                              ------------

    NET ASSETS..............................................  $ 30,032,017
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $111,277,286
Net unrealized depreciation.................................   (42,623,477)
Dividends in excess of net investment income................       (67,712)
Accumulated net realized loss...............................   (38,554,080)
                                                              ------------

    NET ASSETS..............................................  $ 30,032,017
                                                              ============

NET ASSET VALUE PER SHARE,
 12,837,779 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $2.34
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

STATEMENT OF OPERATIONS
For the year ended January 31, 2001
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $  8,107,804
                                                              ------------

EXPENSES
Investment management fee...................................       320,658
Professional fees...........................................        70,033
Transfer agent fees and expenses............................        34,424
Shareholder reports and notices.............................        29,414
Registration fees...........................................        24,933
Trustees' fees and expenses.................................        12,101
Custodian fees..............................................         4,859
Other.......................................................         4,553
                                                              ------------

    TOTAL EXPENSES..........................................       500,975
                                                              ------------

    NET INVESTMENT INCOME...................................     7,606,829
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (6,833,509)
Net change in unrealized depreciation.......................   (14,394,604)
                                                              ------------

    NET LOSS................................................   (21,228,113)
                                                              ------------

NET DECREASE................................................  $(13,621,284)
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                        JANUARY 31, 2001   JANUARY 31, 2000
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................    $  7,606,829       $  8,555,182
Net realized loss.....................................      (6,833,509)        (1,211,052)
Net change in unrealized depreciation.................     (14,394,604)       (11,007,329)
                                                          ------------       ------------

    NET DECREASE......................................     (13,621,284)        (3,663,199)

Dividends to shareholders from net investment
 income...............................................      (8,216,085)        (9,012,471)
Decrease from transactions in shares of beneficial
 interest.............................................              --           (151,345)
                                                          ------------       ------------

    NET DECREASE......................................     (21,837,369)       (12,827,015)
NET ASSETS:
Beginning of period...................................      51,869,386         64,696,401
                                                          ------------       ------------

    END OF PERIOD
    (Including dividends in excess of net investment
    income of $67,712 and undistributed net investment
    income of $541,544, respectively).................    $ 30,032,017       $ 51,869,386
                                                          ============       ============

                           SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS January 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust III (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on November 23, 1988 and commenced operations on February 28, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 2001 aggregated $8,538,999 and $13,945,400, respectively.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At January 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $100.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, January 31, 1999...................................  12,876,779   $128,768    $120,947,519
Treasury shares purchased and retired (weighted average
 discount 4.39%)*...........................................     (39,000)      (390)       (150,955)
Reclassification due to permanent book/tax differences......          --         --      (9,647,656)
                                                              ----------   --------    ------------
Balance, January 31, 2000 and January 31, 2001..............  12,837,779   $128,378    $111,148,908
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT         RECORD            PAYABLE
      DATE         PER SHARE        DATE              DATE
-----------------  ---------  ----------------  -----------------
January 30, 2001     $0.05    February 9, 2001  February 23, 2001
February 21, 2001   $0.035     March 9, 2001     March 23, 2001

6. FEDERAL INCOME TAX STATUS

At January 31, 2001, the Trust had a net capital loss carryover of approximately $32,790,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through January 31 of the following years:

                                  AMOUNT IN THOUSANDS
-------------------------------------------------------------------------------------------
        2002       2003       2004       2005       2006       2007       2008       2009
       ------    --------   --------   --------   --------   --------   --------   --------
       $3,256    $10,665     $4,258     $3,007     $5,910     $1,633     $1,867     $2,194
       ======    =======     ======     ======     ======     ======     ======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $5,764,000 during fiscal 2001.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

As of January 31, 2001, the Trust had temporary book/tax differences attributable to post-October losses and interest on bonds in default.

7. CHANGE IN ACCOUNTING POLICY

Effective February 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of January 31, 2001.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED JANUARY 31
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $   4.04   $   5.02   $   6.18   $   6.11   $   6.39
                                                              --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................      0.59       0.66       0.72       0.78       0.77
 Net realized and unrealized gain (loss)....................     (1.65)     (0.94)     (1.16)      0.05      (0.26)
                                                              --------   --------   --------   --------   --------

Total income (loss) from investment operations..............     (1.06)     (0.28)     (0.44)      0.83       0.51
                                                              --------   --------   --------   --------   --------

Less dividends from net investment income...................     (0.64)     (0.70)     (0.72)     (0.76)     (0.79)
                                                              --------   --------   --------   --------   --------

Net asset value, end of period..............................  $   2.34   $   4.04   $   5.02   $   6.18   $   6.11
                                                              ========   ========   ========   ========   ========

Market value, end of period.................................  $   3.97   $  4.188   $  5.938   $  7.375   $   7.00
                                                              ========   ========   ========   ========   ========

TOTAL RETURN+...............................................     11.05%    (19.47)%   (10.59)%    16.86%     16.03%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.18%      1.08%      1.05%      0.96%      0.98%

Net investment income.......................................     17.89%     14.78%     12.61%     12.70%     12.13%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $30,032    $51,869    $64,696    $79,572    $78,707

Portfolio turnover rate.....................................        21%        40%        81%       113%       161%

---------------------

+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter High Income Advantage Trust III (the "Trust"), including the portfolio of investments, as of January 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 2000 and the financial highlights for each of the respective stated periods ended January 31, 2000 were audited by other independent accountants whose report, dated March 7, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust III as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
March 7, 2001

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

REVISED INVESTMENT POLICY

On February 21, 2001, the Trustees of the Trust approved an investment policy whereby the Trust would be permitted to invest, to a limited extent, in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans which have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Like mortgage-backed securities, asset-backed securities generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Stephen F. Esser
Vice President

Robert Angevine
Vice President

Gordon Loery
Vice President

Deanna L. Loughnare
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST III


Annual Report
January 31, 2001